SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2004

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 940-4000

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document
99.1	March 3, 2004 news release announcing results of operations and financial condition for the fourth quarter and fiscal year ended January 31, 2004

Item 12. Results of Operations and Financial Condition

On March 3, 2004, Saks Incorporated (the “Company”) issued a news release announcing the Company’s results of operations for the fourth quarter and the fiscal year ended January 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: March 3, 2004	/s/ Douglas E. Coltharp
Douglas E. Coltharp Executive Vice President and Chief Financial Officer